UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 19, 2005


                                MICROHELIX, INC.
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             (Exact name of Registrant as specified in its charter)


               Oregon                    001-16781            91-1758621
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    (State or other jurisdiction   (Commission File No.)     (IRS Employer
          of incorporation)                               Identification No.)

                   19500 SW 90th Court, Tualatin, Oregon 97062
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 503-691-7162


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Election of New Director

microHelix, Inc. (OTC Bulletin Board: MHLX.OB), a manufacturer of custom cable assemblies and mechanical assemblies for the medical and commercial markets, today announced the election of James Thornton, Co-Founder and Managing Director of Guide Ventures (Seattle, WA), to its Board of Directors. Mr. Thornton will also serve as a member of the Audit Committee. Mr. Thornton's election to the Board of Directors was effective September 19, 2005.

Item 8.01.  Other Events

microHelix also announced today that it had scheduled its 2005 annual shareholder meeting for 10:00 am, Pacific Time, on Wednesday, November 16, 2005. The meeting will be held at the Company's offices in Tualatin, Oregon.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                (Registrant)
                                microHelix, Inc.


Date: September 21, 2005        /s/ Tyram H. Pettit
                                --------------------------------------------
                                Tyram H. Pettit
                                President and Chief Executive Officer

                                    Exhibit A

        microHelix Announces 2005 Annual Shareholder Meeting and Election
                                of New Director

                              For Immediate Release

Contact: Ty Pettit
         Chief Executive Officer
         (503) 691-7162

(September 21, 2005) - TUALATIN, OREGON - microHelix, Inc. (OTC Bulletin Board:
MHLX.OB), a manufacturer of custom cable assemblies and mechanical assemblies for the medical and commercial markets, today announced that it has scheduled its 2005 annual shareholder meeting for 10:00 am, Pacific Time, on Wednesday, November 16, 2005. The meeting will be held at the Company's offices in Tualatin, Oregon.

microHelix anticipates that the proxy statement for the annual shareholder meeting will be mailed to shareholders beginning on or about October 7, 2005. Any shareholder proposals requested to be considered at the annual shareholder meeting must be received by the Secretary of microHelix no later than the close of business on Monday, October 3, 2005, at microHelix's offices at 19500 SW 90th Court, Tualatin, OR 97062.

microHelix also announced today the election of James Thornton, Co-Founder and Managing Director of Guide Ventures (Seattle, WA), to its Board of Directors. Mr. Thornton will also serve as a member of the Audit Committee. Mr. Thornton began his career at Price Waterhouse and Bank of America. Mr. Thornton served as the Chief Financial Officer of Aldus Corporation and CEO of Lifespex Corporation before co-founding Guide Ventures in 1999. microHelix Board Chairman, James Williams, commented that the addition of Jim Thornton to the microHelix Board was further evidence of the Company's commitment to attracting well qualified and energetic leaders to the Board with experience in the development of technology-based enterprises.

Statements in this press release other than statements of historical fact are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management's current views and estimates of future economic and market circumstances, industry conditions, company performance and financial results. Words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are subject to risks and uncertainties that could cause the Company's actual future results to differ materially from the results discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, competition from existing or new products, production delays, lack of market acceptance of the Company's products, general economic conditions and such other risks and factors as are described from time to time in the Company's Securities and Exchange Commission filings. The forward-looking statements made today speak only as of today and the Company does not undertake any obligation to update any such statements to reflect events or circumstances occurring after today.